American Beacon International Equity Fund

Supplement dated April 2, 2014
to the
Prospectus dated February 28, 2014

The information below supplements the Prospectus dated February 28, 2014 and is in addition to any other supplement(s):

In the “Fees and Expenses of the Fund” section, the Annual Fund Operating table is replaced with the following and footnote 3 is deleted:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	A	C	Y	Advisor	Institutional	Investor	Retirement
Management fees	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.25%	0.00%	0.00%	0.50%
Other Expenses	0.64%	0.63%	0.53%	0.63%	0.40%	0.72%	0.64%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating expenses2	1.22%	1.96%	0.86%	1.21%	0.73%	1.05%	1.47%
Recoupment of prior fee waiver and/or expense reimbursement	0.04%	0.04%					0.01%
Total Annual Fund Operating Expenses after recoupment of prior fee waiver and/or expense reimbursement	1.26%	2.00%					1.48%

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE